Second Quarter 2026 Supplemental

Talamore Senior Living

Sun Prairie, WI

Exhibit 99.2

Disclaimers

Forward-Looking Statements

Certain statements contained in this supplemental, filed in conjunction with the Second Quarter 2026 Earnings Press Release, including statements relating to American Healthcare REIT, Inc.'s (the "Company") expectations regarding its performance, interest expense, balance sheet, full year 2026 guidance, including net income or loss attributable to common stockholders and per diluted share, NAREIT FFO attributable to common stockholders and per diluted share, NFFO attributable to common stockholders and per diluted share, NOI growth, total portfolio Same-Store NOI growth, segment-level Same-Store NOI growth, Occupancy, revenue growth, purchases, sales, and development of assets, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in those acts. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “can,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “possible,” “initiatives,” “focus,” “seek,” “objective,” “goal,” “strategy,” “plan,” “potential,” “potentially,” “preparing,” “projected,” “future,” “long-term,” “once,” “should,” “could,” “would,” “might,” “uncertainty,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this supplemental. Any such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of, and assumptions made by, the Company's management and involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied therein, including, without limitation, changing macroeconomic conditions, domestic legal and fiscal policies, geopolitical conditions and other risks disclosed in the Company’s periodic reports as filed with the Securities and Exchange Commission. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement.

Non-GAAP Financial Measures

The Company’s reported results are presented in accordance with generally accepted accounting principles in the United States ("GAAP"). The Company also discloses the following non-GAAP financial measures: EBITDA, Adjusted EBITDA, Net Debt-to-Annualized Adjusted EBITDA, NAREIT FFO, NFFO, NOI and Same-Store NOI. The Company believes these non-GAAP financial measures are useful supplemental measures of its operating performance and used by investors and analysts to compare the operating performance of the Company between periods and to other real estate investment trusts ("REITs") or companies on a consistent basis without having to account for differences caused by unanticipated and/or incalculable items. Definitions of the non-GAAP financial measures used herein and reconciliations to the most directly comparable financial measure calculated in accordance with GAAP can be found at the end of this supplemental. See below and the appendix for further information regarding the Company's non-GAAP financial measures.

EBITDA and Adjusted EBITDA

Management uses earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA to facilitate internal and external comparisons to our historical operating results and in making operating decisions. EBITDA and Adjusted EBITDA are widely used by investors, lenders, credit and equity analysts in the valuation, comparison, and investment recommendations of companies. Additionally, EBITDA and Adjusted EBITDA are utilized by our Board of Directors to evaluate management. Neither EBITDA nor Adjusted EBITDA represents net income (loss) or cash flows provided by operating activities as determined in accordance with GAAP and should not be considered as alternative measures of profitability or liquidity. In addition, management uses Net Debt-to-Annualized Adjusted EBITDA as a measure of our ability to service our debt. Finally, EBITDA and Adjusted EBITDA may not be comparable to similarly entitled items reported by other REITs or other companies.

NAREIT Funds from Operations (FFO) and Normalized Funds from Operations (NFFO)

We believe that the use of FFO, which excludes the impact of real estate-related depreciation and amortization and impairments, provides a further understanding of our operating performance to investors, industry analysts and our management, and when compared year over year, reflects the impact on our operations from trends in Occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, which may not be immediately apparent from net income (loss) as determined in accordance with GAAP. However, FFO and NFFO should not be construed to be (i) more relevant or accurate than the current GAAP methodology in calculating net income (loss) as an indicator of our operating performance, (ii) more relevant or accurate than GAAP cash flows from operations as an indicator of our liquidity or (iii) indicative of funds available to fund our cash needs, including our ability to make distributions to our stockholders. The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP FFO and NFFO measures and the adjustments to GAAP in calculating FFO and NFFO. Presentation of this information is intended to provide useful information to investors, industry analysts and management as they compare the operating performance metrics used by the REIT industry, although it should be noted that some REITs may use different methods of calculating funds from operations and normalized funds from operations, so comparisons with such REITs may not be meaningful.

Net Operating Income (NOI)

We believe that NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are appropriate supplemental performance measures to reflect the performance of our operating assets because NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI exclude certain items that are not associated with the operations of the properties. We believe that NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are widely accepted measures of comparative operating performance in the real estate community and are useful to investors in understanding the profitability and operating performance of our property portfolio. However, our use of the terms NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing these amounts. NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are not equivalent to our net income (loss) as determined under GAAP and may not be a useful measure in measuring operational income or cash flows. Furthermore, NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should not be considered as alternatives to net income (loss) as an indication of our operating performance or as an alternative to cash flows from operations as an indication of our liquidity. NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should not be construed to be more relevant or accurate than the GAAP methodology in calculating net income (loss). NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should be reviewed in conjunction with other measurements as an indication of our performance.

American Healthcare REIT | Q2 2026 Supplemental | Page 2

Pro-Rata Annualized Cash NOI

Triple-Net Leased Properties 5.2%
Debt Security Investment 0.8%
OM 12.8%
ISHC 59.2%
SHOP 22.0%

Overview (as of June 30, 2026)

(dollars in thousands, except per share and Pro-Rata)

Portfolio Overview

	Campuses/ Properties	Beds/ Units (1)	Leased % (2)	WALT (years)	Annualized Cash NOI (3)
Integrated Senior Health Campuses (ISHC)	148	15,097	89.5%	—	$338,332	59.2%
Senior Housing Operating Properties (SHOP)	92	8,042	88.8%	—	125,868	22.0%
Outpatient Medical (OM)	70	3,654	88.4%	5.0	73,124	12.8%
Triple-Net Leased Properties	17	1,364	90.5%	12.4	29,832	5.2%
Debt Security Investment	—	—	—	—	4,684	0.8%
Total	327			6.7	$571,840	100.0%

Same-Store NOI Performance (3)

	Campuses / Properties	Q2 2025	Q2 2026	% Change	YTD 6/30/25	YTD 6/30/26	% Change
ISHC	115	$61,450	$71,350	16.1%	$120,559	$139,025	15.3%
SHOP	64	13,355	16,087	20.5%	25,582	30,723	20.1%
OM	65	17,106	17,391	1.7%	34,087	34,640	1.6%
Triple-Net Leased Properties	17	7,307	7,458	2.1%	14,450	14,932	3.3%
Total	261	$99,218	$112,286	13.2%	$194,678	$219,320	12.7%

Earnings Metrics (3)

	Q2 2025	Q2 2026	% Change	YTD 6/30/2025	YTD 6/30/2026	% Change
NAREIT FFO per share - diluted	$0.41	$0.51	24.4%	$0.77	$0.99	28.6%
Normalized FFO per share - diluted	$0.42	$0.54	28.6%	$0.80	$1.05	31.3%

Balance Sheet Metrics

Coverage
Interest Coverage Ratio	7.1X

Fixed Charge Coverage Ratio	5.5X

Net Debt-to-Annualized Adjusted EBITDA	2.5X

(1)
OM presents GLA in thousands, rather than Beds/Units.
(2)
Occupancy for ISHC, SHOP, and Triple-Net Leased Properties is reported as a quarterly average, while OM Occupancy is reported on a quarter-end spot basis. Triple-Net Leased Properties exclude Hospitals.
(3)
See reconciliations in the appendix of this supplemental. Annualized Cash NOI shown as current quarter Cash NOI multiplied by four.

Note: Except as otherwise noted, all data herein is presented on a consolidated basis. The contents of this supplemental are unaudited and totals may not add due to rounding.

American Healthcare REIT | Q2 2026 Supplemental | Page 3

Integrated Senior Health Campuses

(dollars in thousands)

Total Portfolio

	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	YTD 6/30/25	YTD 6/30/26
Campuses	126	135	149	149	148	—	—
IL/AL/MC units	5,540	6,154	6,890	6,947	6,960	5,540	6,960
SNF beds	7,327	7,601	8,275	8,275	8,137	7,327	8,137
Consolidated total beds/units	12,867	13,755	15,165	15,222	15,097	12,867	15,097
Total average Occupancy	88.8%	89.6%	90.1%	89.9%	89.5%	88.6%	89.7%
IL/AL/MC average Occupancy	89.3%	91.4%	91.9%	90.4%	90.5%	88.4%	90.5%
SNF average Occupancy	88.5%	88.2%	88.7%	89.4%	88.6%	88.8%	89.0%
Cash revenue (1)	$428,149	$455,453	$472,577	$502,743	$510,809	$855,361	$1,013,552
Operating expenses	360,136	386,254	401,798	424,223	426,226	727,132	850,449
Cash NOI (1)	$68,013	$69,199	$70,779	$78,520	$84,583	$128,229	$163,103
Cash NOI Margin %	15.9%	15.2%	15.0%	15.6%	16.6%	15.0%	16.1%
Maintenance Capex	$3,711	$4,863	$5,026	$4,657	$5,606	$7,820	$10,263

Same-Store

	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q2 2026 vs Q2 2025	YTD 6/30/25	YTD 6/30/26	YTD 2026 vs YTD 2025
Campuses	115	115	115	115	115		115	115
Consolidated beds/units	11,709	11,711	11,708	11,710	11,721		11,709	11,721
Total average Occupancy	88.9%	90.1%	90.5%	91.2%	90.7%	180 bps	89.0%	90.9%	200 bps
IL/AL/MC average Occupancy	89.9%	91.7%	92.0%	91.9%	91.9%	200 bps	89.3%	91.9%	263 bps
SNF average Occupancy	88.2%	88.9%	89.3%	90.6%	89.9%	164 bps	88.7%	90.2%	152 bps
Same-Store revenue (1)	$317,152	$329,813	$333,382	$336,108	$337,499	6.4%	$631,598	$673,607	6.7%
Same-Store operating expenses	255,702	267,186	269,466	268,433	266,149	4.1%	511,039	534,582	4.6%
Compensation	162,463	168,737	174,823	170,418	172,096	5.9%	322,419	342,514	6.2%
Controllable (2)	82,842	88,503	87,008	88,210	84,131	1.6%	168,026	172,341	2.6%
Non-Controllable (3)	10,397	9,946	7,635	9,805	9,922	(4.6%)	20,594	19,727	(4.2%)
Same-Store NOI (1)	$61,450	$62,627	$63,916	$67,675	$71,350	16.1%	$120,559	$139,025	15.3%
Same-Store NOI Margin %	19.4%	19.0%	19.2%	20.1%	21.1%	177 bps	19.1%	20.6%	155 bps

(1)
See reconciliations in the appendix of this supplemental.
(2)
Controllable expenses include utilities, food, repairs and maintenance, and other operating expenses.
(3)
Non-Controllable expenses include property taxes and insurance.

American Healthcare REIT | Q2 2026 Supplemental | Page 4

ISHC Revenue per Payor and Bed Type

Consolidated

	Average Daily Rate			% of Resident Days		% of Revenue
	Q2 2025	Q2 2026	% change	Q2 2025	Q2 2026	Q2 2025	Q2 2026
Medicare	$687.60	$723.23	5.2%	11.7%	10.2%	23.0%	20.8%
Medicare Advantage	$572.21	$633.86	10.8%	7.2%	7.6%	11.9%	13.7%
Private	$404.32	$426.01	5.4%	11.2%	10.9%	12.9%	13.2%
Managed care/insurance	$431.79	$499.60	15.7%	0.3%	0.4%	0.4%	0.6%
Medicaid	$318.74	$316.09	(0.8%)	25.4%	23.5%	23.2%	20.9%
Total skilled nursing	$446.46	$465.66	4.3%	55.8%	52.6%	71.4%	69.2%
Total senior housing	$194.80	$201.82	3.6%	44.2%	47.4%	24.7%	27.0%
Ancillary revenue	$13.66	$13.78	0.9%	0.0%	0.0%	3.9%	3.8%
Total	$346.39	$351.50	1.5%	100.0%	100.0%	100.0%	100.0%

Quality Mix				74.6%	76.5%	76.8%	79.1%

Same-Store

	Average Daily Rate			% of Resident Days		% of Revenue
	Q2 2025	Q2 2026	% change	Q2 2025	Q2 2026	Q2 2025	Q2 2026
Medicare	$688.58	$725.69	5.4%	11.8%	10.9%	24.0%	22.4%
Medicare Advantage	$571.48	$619.31	8.4%	7.3%	8.1%	12.4%	14.3%
Private	$405.30	$428.22	5.7%	11.1%	11.6%	13.4%	14.1%
Managed care/insurance	$429.15	$513.57	19.7%	0.3%	0.4%	0.5%	0.6%
Medicaid	$320.86	$326.03	1.6%	25.1%	24.5%	23.9%	22.7%
Total skilled nursing	$449.14	$470.11	4.7%	55.6%	55.5%	74.2%	74.1%
Total senior housing	$195.61	$205.18	4.9%	44.4%	44.5%	25.8%	25.9%
Total (1)	$336.51	$352.17	4.7%	100.0%	100.0%	100.0%	100.0%

Quality Mix (1)				74.9%	75.5%	76.1%	77.3%

(1)
Does not include ancillary revenue.

American Healthcare REIT | Q2 2026 Supplemental | Page 5

Senior Housing Operating Properties

(dollars in thousands, except RevPOR and ExPOR, and Pro-Rata)

Total Portfolio

	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	YTD 6/30/25	YTD 6/30/26
Properties	68	71	81	87	92	—	—
Consolidated total units	5,469	5,724	6,978	7,486	8,042	5,469	8,042
Consolidated average Occupancy	85.5%	87.4%	89.0%	88.9%	88.8%	85.5%	88.8%
Cash revenue (1)	$71,659	$76,327	$91,134	$106,737	$121,361	$139,707	$228,098
Operating expenses	57,649	61,001	71,423	80,957	89,894	113,942	170,851
Cash NOI (1)	$14,010	$15,326	$19,711	$25,780	$31,467	$25,765	$57,247
Cash NOI Margin %	19.6%	20.1%	21.6%	24.2%	25.9%	18.4%	25.1%
RevPOR	$5,166	$5,177	$5,300	$5,600	$5,754	$5,115	$5,681
ExPOR	$4,156	$4,138	$4,154	$4,247	$4,262	$4,173	$4,255
Consolidated Maintenance Capex	$3,489	$4,559	$5,144	$3,586	$4,552	$6,303	$8,138

Same-Store

	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q2 2026 vs Q2 2025	YTD 6/30/25	YTD 6/30/26	FY 2026 vs FY 2025
Properties	64	64	64	64	64		64	64
Consolidated units	5,098	5,103	5,103	5,107	5,107		5,098	5,107
Consolidated average Occupancy	85.9%	87.6%	89.0%	88.6%	88.7%	278 bps	86.0%	88.6%	267 bps
Same-Store revenue (1)	$67,330	$68,675	$69,917	$71,199	$72,295	7.4%	$133,738	$143,494	7.3%
Same-Store operating expenses	53,975	54,986	55,978	56,563	56,208	4.1%	108,156	112,771	4.3%
Compensation	32,845	33,413	33,959	34,333	34,369	4.6%	65,269	68,702	5.3%
Controllable (2)	18,076	18,492	18,759	19,097	18,750	3.7%	36,582	37,847	3.5%
Non-Controllable (3)	3,054	3,081	3,260	3,133	3,089	1.1%	6,305	6,222	(1.3%)
Same-Store NOI (1)	$13,355	$13,689	$13,939	$14,636	$16,087	20.5%	$25,582	$30,723	20.1%
Same-Store NOI Margin %	19.8%	19.9%	19.9%	20.6%	22.3%	242 bps	19.1%	21.4%	228 bps
RevPOR	$5,159	$5,161	$5,164	$5,281	$5,354	3.8%	$5,123	$5,318	3.8%
ExPOR	$4,136	$4,132	$4,134	$4,195	$4,163	0.7%	$4,143	$4,179	0.9%

(1)
See reconciliations in the appendix of this supplemental.
(2)
Controllable expenses include utilities, food, repairs and maintenance, and other operating expenses.
(3)
Non-Controllable expenses include property taxes and insurance.

American Healthcare REIT | Q2 2026 Supplemental | Page 6

OM by Location

Outpatient Medical

(dollars and square feet in thousands, except revenue per square foot and Cash NOI per square foot)

Total Portfolio

	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	YTD 6/30/25	YTD 6/30/26
Properties	78	73	71	71	70	—	—
Consolidated GLA (sq ft)	3,952	3,825	3,685	3,685	3,654	3,952	3,654
Ending Occupancy	86.1%	86.5%	88.9%	88.2%	88.4%	86.1%	88.4%
Cash revenue (1)	$30,185	$30,131	$29,558	$29,993	$29,495	$62,882	$59,488
Operating expenses	11,621	11,458	11,236	11,826	11,214	24,025	23,040
Cash NOI (1)	$18,564	$18,673	$18,322	$18,167	$18,281	$38,857	$36,448
Cash NOI Margin %	61.5%	62.0%	62.0%	60.6%	62.0%	61.8%	61.3%
Revenue per square foot	$30.55	$31.51	$32.08	$32.56	$32.29	$31.82	$32.56
Cash NOI per square foot	$18.79	$19.53	$19.89	$19.72	$20.01	$19.66	$19.95
Maintenance Capex	$2,904	$4,924	$8,225	$2,107	$2,190	$10,259	$4,297

Same-Store

	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q2 2026 vs Q2 2025	YTD 6/30/25	YTD 6/30/26	FY 2026 vs FY 2025
Properties	65	65	65	65	65		65	65
Consolidated GLA (sq ft)	3,259	3,259	3,259	3,259	3,260		3,259	3,260
Ending Occupancy	93.5%	93.3%	93.4%	93.0%	92.6%	(87 bps)	93.5%	92.6%	(87 bps)
Same-Store revenue (1)	$27,015	$27,747	$27,627	$28,119	$27,722	2.6%	$54,065	$55,841	3.3%
Same-Store operating expenses	9,909	10,250	9,885	10,870	10,331	4.3%	19,978	21,201	6.1%
Same-Store NOI (1)	$17,106	$17,497	$17,742	$17,249	$17,391	1.7%	$34,087	$34,640	1.6%
Same-Store NOI Margin %	63.3%	63.1%	64.2%	61.3%	62.7%	(59 bps)	63.0%	62.0%	(101 bps)
Same-Store revenue per Sq. Ft.	$33.16	$34.06	$33.91	$34.51	$34.01		$33.18	$34.26
Same-Store NOI per square foot	$21.00	$21.48	$21.78	$21.17	$21.34		$20.92	$21.25

Tenants and occupancy metrics (as of June 30, 2026)

Tenants	ABR	%	S&P Credit Rating
Christus Good Shepherd Health System	$8,005	9.4%	A
Prime Healthcare	2,611	3.1%	B
Montefiore Medical Center	2,519	2.9%	BBB-
Atrius Health, Inc.	2,294	2.7%	A+
Cullman Regional Medical Center	1,987	2.3%	-
Remaining portfolio	68,045	79.6%	Various
Total	$85,461	100.0%

OM Absorption
Occupied Square Feet as of December 31, 2025	3,277
Expirations	(188)
Renewals	117
New leases	37
Adjustment/remeasurement	(3)
Dispositions	(10)
Occupied Square Feet as of June 30, 2026	3,230

Trailing 12-months Retention	65.2%

(1)
See reconciliations in the appendix of this supplemental.

American Healthcare REIT | Q2 2026 Supplemental | Page 7

Triple-Net Leased Properties

(dollars in thousands and Pro-Rata)

Total Portfolio

	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	YTD 6/30/25	YTD 6/30/26
Properties	19	18	18	18	17	—	—
AL/MC beds/units	538	538	538	538	538	538	538
SNF beds	960	882	882	882	826	960	826
Consolidated total beds/units (1)	1,498	1,420	1,420	1,420	1,364	1,498	1,364
Average operator Occupancy (1)	89.3%	88.5%	89.2%	90.5%	90.5%	89.2%	90.5%
Cash revenue (2)	$8,247	$8,027	$8,053	$8,591	$8,119	$16,472	$16,710
Debt security investment	1,163	1,165	1,167	1,158	1,171	2,644	2,329
Operating expenses	779	495	456	958	661	1,718	1,619
Cash NOI (2)	$8,631	$8,697	$8,764	$8,791	$8,629	$17,398	$17,420
Cash NOI Margin %	91.7%	94.6%	95.1%	90.2%	92.9%	91.0%	91.5%

Same-Store

	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q2 2026 vs Q2 2025	YTD 6/30/25	YTD 6/30/26	FY 2026 vs FY 2025
Properties	17	17	17	17	17		17	17
Consolidated beds/units (1)	1,364	1,364	1,364	1,364	1,364		1,364	1,364
Average operator Occupancy (1)	88.9%	88.2%	89.1%	90.6%	90.5%	157 bps	88.9%	90.5%	160 bps
Same-Store revenue (2)	$7,803	$7,870	$7,896	$8,078	$8,119	4.0%	$15,585	$16,197	3.9%
Same-Store operating expenses	496	495	456	604	661	33.3%	1,135	1,265	11.5%
Same-Store NOI (2)	$7,307	$7,375	$7,440	$7,474	$7,458	2.1%	$14,450	$14,932	3.3%
Same-Store NOI Margin %	93.6%	93.7%	94.2%	92.5%	91.9%	(178 bps)	92.7%	92.2%	(53 bps)
Same-Store NOI (constant currency) (3)	$7,315	$7,371	$7,455	$7,471	$7,461	2.0%	$14,543	$14,932	2.7%

(1)
Facilities are 100% triple-net leased and operators' occupancies exclude Hospitals.
(2)
See reconciliations in the appendix of this supplemental.
(3)
To eliminate the impact of exchange rate movements, the Company calculates Same-Store NOI on a constant currency basis, a non-GAAP measure, which includes currency adjustment for UK properties at 6/30/2026 YTD average GBP/USD rate of 1.34.

American Healthcare REIT | Q2 2026 Supplemental | Page 8

Triple-Net Leased Properties Rent Coverage Stratification

Tenant EBITDAR Coverage

	Contribution to Pro-Rata Cash NOI at each Coverage Stratification for Q2 2026 (1)
Coverage	Senior Housing-Leased	SNFs	Hospital	Total	WALT (years)	Number of Leases
< 0.80x	—	—	1.3%	1.3%	10.9	1
0.80x - 0.89x	—	—	—	—	—	—
0.90x - 0.99x	0.4%	—	—	0.4%	5.9	1
1.00x - 1.09x	—	1.3%	—	1.3%	15.0	1
1.10x - 1.19x	1.0%	—	—	1.0%	24.2	1
1.20x - 1.29x	—	—	—	—	—	—
1.30x - 1.39x	—	—	—	—	—	—
1.40x - 1.49x	—	—	—	—	—	—
1.50x - 1.59x	—	—	—	—	—	—
1.60x - 1.69x	—	—	—	—	—	—
1.70x - 1.79x	—	—	—	—	—	—
1.80x - 1.89x	—	—	—	—	—	—
1.90x - 1.99x	—	—	—	—	—	—
> 2.00x	—	0.9%	0.3%	1.2%	4.9	2
Total	1.4%	2.2%	1.6%	5.2%	12.4	6

Segment rent coverage (2)	1.09x	1.55x	1.08x	1.28x

Tenant Occupancy	89.9%	90.8%	N/A	90.5%

Tenant EBITDARM Coverage

	Contribution to Pro-Rata Cash NOI at each Coverage Stratification for Q2 2026 (1)
Coverage	Senior Housing-Leased	SNFs	Hospital	Total	WALT (years)	Number of Leases
< 0.80x	—	—	1.3%	1.3%	10.9	1
0.80x - 0.89x	—	—	—	—	—	—
0.90x - 0.99x	—	—	—	—	—	—
1.00x - 1.09x	—	—	—	—	—	—
1.10x - 1.19x	0.4%	—	—	0.4%	5.9	1
1.20x - 1.29x	—	—	—	—	—	—
1.30x - 1.39x	—	—	—	—	—	—
1.40x - 1.49x	1.0%	—	—	1.0%	24.2	1
1.50x - 1.59x	—	—	—	—	—	—
1.60x - 1.69x	—	1.3%	—	1.3%	15.0	1
1.70x - 1.79x	—	—	—	—	—	—
1.80x - 1.89x	—	—	—	—	—	—
1.90x - 1.99x	—	—	—	—	—	—
> 2.00x	—	0.9%	0.3%	1.2%	4.9	2
Total	1.4%	2.2%	1.6%	5.2%	12.4	6

Segment rent coverage (2)	1.34x	2.04x	1.32x	1.62x

Tenant Occupancy	89.9%	90.8%	N/A	90.5%

(1)
Represents trailing twelve month coverage metrics as of March 31, 2026. Percentages are based on Pro-Rata Cash NOI for the three months ended June 30, 2026.
(2)
Represents combined coverage metrics for all leases within each property type and total segment.

American Healthcare REIT | Q2 2026 Supplemental | Page 9

Revenue and Lease Expiration (1)

(dollars in thousands, as of June 30, 2026)

	OM					Triple-Net Leased Properties
Year	ABR (2)	% of ABR	# of Expiring Leases	Total Sq. Ft.	% of GLA	ABR (2)	% of ABR	Interest Income (3)		Total
2026	$2,292	2.3%	29	122	3.7%	$—	0.0%	$—	0.0%	$2,292	1.6%
2027	8,561	8.7%	58	299	9.2%	—	0.0%	—	0.0%	8,561	6.2%
2028	14,381	14.6%	63	493	15.1%	—	0.0%	4,013	100.0%	18,394	13.2%
2029	14,629	14.8%	64	517	15.8%	—	0.0%	—	0.0%	14,629	10.5%
2030	11,541	11.7%	52	379	11.6%	5,779	15.8%	—	0.0%	17,320	12.5%
Thereafter	47,131	47.9%	128	1,453	44.6%	30,717	84.2%	—	0.0%	77,848	56.0%
Total	$98,535	100.0%	394	3,263	100.0%	$36,496	100.0%	$4,013	100.0%	$139,044	100.0%

(1)
Excludes ISHC and SHOP.
(2)
Total ABR expiring in the applicable year. Month-to-month leases are included as expirations in 2026.
(3)
Represents total interest income from debt security investment.

American Healthcare REIT | Q2 2026 Supplemental | Page 10

Debt Maturities and Principal Payments

(dollars in thousands, as of June 30, 2026)

Period	Lines of Credit and Term Loan	Mortgage Loans Payable	Combined Debt	% of Combined Debt	Weighted Average Interest Rate (2)_(3)
2026	$—	$64,192	$64,192	4.5%	3.50%
2027	550,000	56,182	606,182	42.1%	4.74%
2028	—	139,740	139,740	9.7%	4.40%
2029	—	16,963	16,963	1.2%	3.36%
2030	—	44,732	44,732	3.1%	4.51%
Thereafter (1)	—	568,261	568,261	39.4%	3.74%
Total	$550,000	$890,070	$1,440,070	100.0%
Weighted interest rate (2)_(3)	4.86%	3.84%	4.23%
Weighted average maturity (years)	0.6	19.7	12.4
Percentage of variable-rate debt	— %	— %	— %

(1)
Debt maturing after 2030 has a weighted average maturity date of April 2053 (27 Years).
(2)
Interest rates reflect two in-place swap derivatives for $350 million and $200 million with strikes at 3.51% and 3.52%, respectively, which mature on January 19, 2027.
(3)
Does not include interest rate impact from mortgage insurance premiums and equipment financing.

American Healthcare REIT | Q2 2026 Supplemental | Page 11

Year to Date 2026 Real Estate Acquisitions and Disposition

(dollars in thousands)

Acquisitions

Reportable Segment/Quarter	Number of Properties	Beds/Units	Gross Purchase Price	Average Cost per Bed/Unit
SHOP
Q1 2026	7	501	$162,750	$325
Q2 2026	5	558	$126,917	$227

Dispositions

Reportable Segment/Quarter	Number of Properties/ Campuses	Beds/Units/GLA (1)	Gross Proceeds
ISHC
Q2 2026	1	83	$14,150
OM
Q2 2026	1	32	$1,000
Triple-Net
Q2 2026	1	56	$7,100

(1)
OM presents GLA in thousands, rather than Beds/Units.

American Healthcare REIT | Q2 2026 Supplemental | Page 12

Real Estate Developments & Expansions

(dollars in thousands)

In-Process Pipeline

							Development Timing
Project Name	State	Segment	Type of Project	Beds/Units	Spent To Date	Total Expected Cost	Construction Start	Expected Completion
Portage	MI	ISHC	New Campus	108	$23,634	$23,634	Q3 2024	Q3 2026
Mooresville	IN	ISHC	Wing Expansion	27	3,494	4,463	Q1 2025	Q3 2026
Scio Township	MI	ISHC	New Campus	109	11,899	26,651	Q3 2025	Q1 2027
Holly	MI	ISHC	New Campus	114	4,574	29,692	Q3 2025	Q4 2027
Lowell	IN	ISHC	IL Villas	50	2,881	13,627	Q3 2025	Q2 2027
Noblesville	IN	ISHC	IL Villas	32	4,379	10,401	Q3 2025	Q4 2026
Lafayette	IN	ISHC	IL Villas	8	773	2,505	Q3 2025	Q4 2026
LaGrange	KY	ISHC	IL Villas	26	3,606	8,791	Q3 2025	Q1 2027
Tiffin	OH	ISHC	IL Villas	30	1,280	8,429	Q3 2025	Q1 2027
Tiffin	OH	ISHC	Wing Expansion	18	804	2,968	Q3 2025	Q4 2026
Jasper	IN	ISHC	Wing Expansion	17	360	2,754	Q3 2025	Q2 2027
Warsaw	IN	ISHC	Wing Expansion	24	4,044	4,868	Q3 2025	Q4 2026
Waunakee	WI	ISHC	New Campus	176	2,280	19,283	Q1 2026	Q4 2027
Howell	MI	ISHC	Wing Expansion	36	2,346	2,346	Q1 2026	Q3 2026
Delaware City	OH	ISHC	New Campus	136	5,029	35,032	Q2 2026	Q1 2028
Sun Prairie	WI	ISHC	Wing Expansion	10	625	2,069	Q2 2026	Q4 2026
Total				921	$72,009	$197,513

Completed YTD Projects (1)

Project Name	State	Segment	Type of Project	Beds/Units	Total Cost	Construction Completion
Harrodsburg	KY	ISHC	IL Villas	32	$9,622	Q1 2026
Sylvania	OH	ISHC	IL Villas	26	8,741	Q1 2026
Ottawa	OH	ISHC	IL Villas	30	8,511	Q1 2026
Greenfield	IN	ISHC	IL Villas	16	4,731	Q2 2026
Total				104	$31,605

(1)
Certain projects that have been completed may not yet be stabilized.

American Healthcare REIT | Q2 2026 Supplemental | Page 13

2026 Guidance (1)

(dollars in millions, except per share)

FY 2026 NAREIT FFO and Normalized FFO Attributable to Common Stockholders Reconciliation

		2026 Guidance
	FY 2026		FY 2026 - per diluted share
	Low	High	Low	High
Net income attributable to common stockholders	$108.5	$116.5	$0.54	$0.58
Depreciation and amortization (2)	$306.8	$306.8	1.52	1.52
Impairment and gain/losses from dispositions (2)	$(3.9)	$(3.9)	(0.02)	(0.02)
NAREIT FFO attributable to common stockholders	$411.4	$419.4	$2.04	$2.08
Amortization of other intangible assets/liabilities (2)	$1.3	$1.3	0.01	$0.01
Change in deferred rent (2)	$(1.6)	$(1.6)	(0.01)	$(0.01)
Non-cash impact of changes to equity plan (2)(3)	$21.9	$21.9	0.11	$0.11
Other adjustments (4)	$(0.2)	$(0.2)	(0.00)	$(0.00)
Normalized FFO attributable to common stockholders	$432.8	$440.8	$2.15	$2.19
Weighted average diluted shares (in millions)	201.3	201.3

FY 2026 Same-Store NOI Growth Guidance and Other Select Guidance Assumptions

Total Portfolio Same-Store NOI Growth Guidance

•
11.0% - 13.0%

Segment-Level Same-Store NOI Growth Guidance

•
ISHC: 13.0% - 16.0%
•
SHOP: 18.0% - 21.0%
•
Outpatient Medical: 0.0% - 1.0%
•
Triple-Net Leased Properties: 2.0 - 3.0%

Other Guidance Assumptions

•
General and administrative expenses of $74 million to $78 million
•
Interest expense of $75 million to $79 million
•
Other income, net of $5 million to $8 million
•
Expect to fund $150 million to $170 million for new development starts and on-going development projects
•
Does not assume additional acquisitions beyond the ~$1.4 billion closed YTD

(1)
The Company's guidance constitutes forward-looking statements within the meaning of the federal securities laws and is based on a number of assumptions that are subject to change and many of which are outside of the Company's control. Actual results may differ materially from the Company's expectations depending on factors discussed herein and in the Company's filings with the Securities and Exchange Commission. Totals may not add due to rounding. Non-GAAP financial measures and other terms, as used in this supplemental, are also defined and further explained in the appendix. The Company is unable to provide, without unreasonable effort, guidance for the most comparable GAAP financial measures of total revenues and property operating and maintenance expenses. Additionally, a reconciliation of the forward-looking non-GAAP financial measures of Same-Store NOI growth to the comparable GAAP financial measures cannot be provided without unreasonable effort because the Company is unable to reasonably predict certain items contained in the GAAP measures, including non-recurring and infrequent items that are not indicative of the Company's ongoing operations. Such items include, but are not limited to, impairment on depreciated real estate assets, net gain or loss on sale of real estate assets, stock-based compensation, casualty loss, non-Same-Store revenue, and non-Same-Store operating expenses. These items are uncertain, depend on various factors, and could have a material impact on the Company's GAAP results for the guidance period. See reconciliations in the appendix of this presentation.
(2)
Amounts are presented net of noncontrolling interests' share and AHR's share of unconsolidated entities.
(3)
Amounts represent amortization of equity compensation and fair value adjustments to performance-based equity compensation.
(4)
Includes adjustments for capitalized interest, transaction, transition and restructuring costs and additional items as noted in the Company’s definition for NFFO.

American Healthcare REIT | Q2 2026 Supplemental | Page 14

Components of NAV (1)

(dollars and square feet in thousands)

Segment	Campuses/ Properties	Square Feet	Total Beds/Units	Q2 2026 Cash NOI (2)	Q2 2026 Annualized Cash NOI (2)
ISHC	148	11,403	15,097	$84,583	$338,332
SHOP	92	7,322	8,042	31,522	126,088
Outpatient Medical	70	3,654		18,281	73,124
Triple-Net Leased Properties (3)	17	961	1,364	7,653	30,612
Total	327	23,340	24,503	$142,039	$568,156

Obligations	Pro-Rata	Consolidated	Weighted Avg. Interest Rate
Mortgage debt	$890,070	$890,070	3.84%
Revolving LOC	—	—	4.69%
Term loan(4)	550,000	550,000	4.86%
Total debt	$1,440,070	$1,440,070
Cash, cash equivalents and restricted cash pertaining to debt	(180,167)	(180,300)
Net Debt	$1,259,903	$1,259,770
Other tangible liabilities, net:
Accounts payable and accrued liabilities	331,532	331,584
Other	60,543	60,624
Total other tangible liabilities, net	392,075	392,208
Financing	19,258	19,258
Lease obligations	124,850	124,859
Net obligations	$1,796,086	$1,796,095
Other Assets
Debt security investment, gross	$92,394	$92,394
Other tangible assets:
Accounts receivable	229,631	229,631
Capital expenditures	101,623	101,636
Inventory	20,511	20,511
Other	57,155	57,169
Total other tangible assets	408,920	408,947
Total other assets	$501,314	$501,341
Common Shares and OP Units Issued and Outstanding
Total common shares	194,689,026	194,689,026
Total OP Units	1,936,425	1,936,425
Total common shares and OP Units	196,625,451	196,625,451

(1)
Dollars, square feet and beds/units are presented on a consolidated basis as of June 30, 2026.
(2)
Cash NOI is adjusted to exclude non-recurring items for the three months ended June 30, 2026.
(3)
Excludes interest income from debt security investment.
(4)
Weighted average rates reflect in-place swap derivatives.

American Healthcare REIT | Q2 2026 Supplemental | Page 15

Ashford of Springville

Springville, UT

Second Quarter 2026

Supplemental Appendix

Non-GAAP Reconciliations

&

Defined Terms

American Healthcare REIT | Q2 2026 Supplemental | Page 16

NAREIT FFO/NFFO Reconciliation (1)

(in thousands, except shares and per share amounts)

	Q2 2026	Q2 2025	YTD 6/30/26	YTD 6/30/25
Net income	$30,980	$10,079	$54,991	$3,239
Depreciation and amortization related to real estate — consolidated properties	72,056	41,850	139,049	82,865
Depreciation and amortization related to real estate — unconsolidated entities	14	506	28	1,003
Impairment of real estate investments — consolidated properties	1,719	12,659	2,137	34,365
(Gain) Loss on dispositions of real estate investments, net — consolidated properties	(5,647)	2,676	(5,647)	3,035
Net income attributable to noncontrolling interests	(374)	(171)	(672)	(135)
Depreciation, amortization, impairments and net gain/loss on dispositions — noncontrolling interests	(772)	(803)	(1,556)	(1,695)
NAREIT FFO attributable to controlling interest	97,976	66,796	188,330	122,677
Transaction, transition and restructuring costs	2,786	(79)	4,757	1,758
Amortization of above- and below-market leases	300	355	630	768
Amortization of closing costs — debt security investment	12	12	24	49
Change in deferred rent	(354)	(720)	(936)	(1,392)
Non-cash impact of changes to equity instruments	5,767	3,190	10,625	5,741
Non-cash income tax benefit	(223)	—	(947)	—
Capitalized interest	(711)	(345)	(1,355)	(442)
Loss on debt extinguishments	147	1,298	147	1,806
(Gain) loss in fair value of derivative financial instruments	(357)	629	(1,884)	1,379
Foreign currency (gain) loss	(75)	(2,742)	744	(4,158)
Adjustments for unconsolidated entities	—	5	(1)	5
Adjustments for noncontrolling interests	(79)	(22)	(130)	(72)
Normalized FFO attributable to controlling interest	$105,189	$68,377	$200,004	$128,119
NAREIT FFO and Normalized FFO weighted average common share outstanding — diluted	193,347,757	161,143,556	190,708,621	159,318,503
NAREIT FFO per common share attributable to controlling interest — diluted	$0.51	$0.41	$0.99	$0.77
Normalized FFO per common share attributable to controlling interest — diluted	$0.54	$0.42	$1.05	$0.80
Distributions paid to common stockholders	$47,609	$39,877	$94,431	$79,425

(1)
Totals may not add due to rounding.

American Healthcare REIT | Q2 2026 Supplemental | Page 17

Adjusted EBITDA, Coverage Ratios & Net Debt Reconciliation

(dollars in thousands)

Adjusted EBITDA Reconciliation

Q2 2026

Net income	$30,980

Interest expense, net (including amortization of deferred financing costs, amortization of debt discount/premium and loss on debt extinguishments)	18,626
Income tax benefit	(3)
Depreciation and amortization (including amortization of leased assets and accretion of lease liabilities)	72,557

EBITDA	122,160

Income from unconsolidated entities	(892)
Straight line rent and amortization of above/below market leases	(486)
Non-cash impact of changes to equity instruments	5,767
Transaction, transition and restructuring costs	2,786
Gain on dispositions of real estate investments, net	(5,647)
Amortization of closing costs — debt security investment	12
Foreign currency gain	(75)
Gain in fair value of derivative financial instruments	(357)
Impairment of real estate investments	1,719

Adjusted EBITDA	$124,987

Coverage Ratios and Net Debt Reconciliation

Q2 2026
Interest Coverage Ratios
Interest expense(1)	$18,626
Capitalized interest	711
Loss on extinguishment of debt	(147)
Non-cash interest expense(2)	(1,599)
Total Interest	$17,591

Interest Coverage Ratio(3)	7.1X

Fixed Charges Coverage Ratio
Total interest	$17,591
Secured debt principal amortization	5,025
Total Fixed Charges	$22,616

Fixed Charge Coverage Ratio(3)	5.5X

Total debt	$1,440,070
Cash and cash equivalents	(156,896)
Restricted cash related to debt	(23,404)
Net Debt	$1,259,770

Net Debt-to-Annualized Adjusted EBITDA	2.5X

(1)
Includes approximately $1.5 million of cash interest expense from mortgage insurance premiums and equipment financing.
(2)
Non-cash interest expense includes amortization of loan fees and debt discount/premium.
(3)
Interest Coverage Ratio calculated as Adjusted EBITDA divided by Total Interest. Fixed Charges Coverage Ratio calculated as Adjusted EBITDA divided by Total Fixed Charges.

American Healthcare REIT | Q2 2026 Supplemental | Page 18

Same-Store Property Reconciliation

For the Six Months Ended June 30, 2026

	ISHC	SHOP	OM	Triple-Net Leased Properties
Total properties/campuses	148	92	70	17
Recent acquisition	(23)	(26)	—	—
Non-Core Properties	(1)	(1)	(5)	—
Expansion and development	(9)	(1)	—	—
Same-Store properties	115	64	65	17

American Healthcare REIT | Q2 2026 Supplemental | Page 19

Cash NOI Reconciliation

(in thousands)

	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	YTD 6/30/25	YTD 6/30/26
Net income	$10,079	$56,639	$10,940	$24,011	$30,980	$3,239	$54,991
General and administrative	14,943	14,108	16,529	17,605	19,891	28,098	37,496
Transaction, transition and restructuring costs	(79)	50	3,295	1,971	2,786	1,758	4,757
Depreciation and amortization	41,941	49,181	55,323	67,062	72,125	83,055	139,187
Interest expense	22,632	20,392	19,806	18,796	18,626	45,577	37,422
Loss (gain) in fair value of derivative financial instruments	629	(166)	(179)	(1,527)	(357)	1,379	(1,884)
Loss (gain) on dispositions of real estate investments, net	2,676	(691)	621	—	(5,647)	3,035	(5,647)
Impairment of real estate investments	12,659	3,768	11,802	418	1,719	34,365	2,137
Loss (income) from unconsolidated entities	1,238	(462)	(657)	(792)	(892)	3,086	(1,684)
Gain on re-measurement of previously held equity interests	—	(14,580)	—	—	—	—	—
Foreign currency (gain) loss	(2,742)	977	6	819	(75)	(4,158)	744
Other income, net	(1,480)	(2,309)	(3,491)	(2,335)	(1,914)	(3,005)	(4,249)
Income tax expense (benefit)	732	(21,092)	(2,415)	(525)	(3)	1,336	(528)
Total NOI	103,228	105,815	111,580	125,503	137,239	197,765	262,742

Straight line rent	(821)	(730)	(793)	(780)	(503)	(1,556)	(1,283)
Facility rental expense	7,278	7,030	6,849	6,761	6,752	14,777	13,513
Other non-cash adjustments	182	133	163	14	77	384	91
Cash NOI from dispositions	(394)	(102)	27	10	(355)	(615)	(345)
Cash NOI attributable to noncontrolling interests (1)	(255)	(251)	(250)	(250)	(250)	(506)	(500)
Cash NOI (1)	$109,218	$111,895	$117,576	$131,258	$142,960	$210,249	$274,218

(1)
All periods are based upon current quarter's ownership percentage.

American Healthcare REIT | Q2 2026 Supplemental | Page 20

Same-Store Revenue Reconciliation

(in thousands)

	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	YTD 6/30/25	YTD 6/30/26
Integrated Senior Health Campuses
GAAP Revenue	$429,350	$455,453	$472,577	$502,743	$512,878	$858,042	$1,015,621
Cash revenue from dispositions	(1,201)	—	—	—	(2,069)	(2,681)	(2,069)
Cash revenue	428,149	455,453	472,577	502,743	510,809	855,361	1,013,552
Revenue attributable to new acquisitions/dispositions/other	(104,597)	(118,985)	(132,515)	(160,081)	(169,742)	(211,160)	(329,823)
Revenue attributable to Non-Core Properties	(6,400)	(6,655)	(6,680)	(6,554)	(3,568)	(12,603)	(10,122)
Same-Store revenue	$317,152	$329,813	$333,382	$336,108	$337,499	$631,598	$673,607

SHOP
GAAP Revenue	$71,935	$76,605	$91,410	$107,024	$121,641	$140,419	$228,665
Cash revenue from dispositions	—	—	—	—	—	(166)	—
Cash revenue attributable to noncontrolling interests (1)	(276)	(278)	(276)	(287)	(280)	(546)	(567)
Cash revenue (1)	71,659	76,327	91,134	106,737	121,361	139,707	228,098
Revenue attributable to new acquisitions/dispositions	(2,996)	(6,208)	(19,788)	(34,027)	(47,447)	(3,409)	(81,474)
Revenue attributable to development conversion	(753)	(864)	(897)	(904)	(1,014)	(1,391)	(1,918)
Revenue attributable to Non-Core Properties	(580)	(580)	(532)	(607)	(605)	(1,169)	(1,212)
Same-Store revenue (1)	$67,330	$68,675	$69,917	$71,199	$72,295	$133,738	$143,494

Outpatient Medical
GAAP Revenue	$31,254	$31,181	$30,449	$30,842	$29,985	$64,448	$60,827
Straight line rent	(259)	(243)	(363)	(358)	(100)	(432)	(458)
Other non-cash adjustments	(350)	(380)	(356)	(491)	(389)	(674)	(880)
Cash revenue from dispositions	(460)	(427)	(172)	—	(1)	(460)	(1)
Cash revenue	30,185	30,131	29,558	29,993	29,495	62,882	59,488
Revenue attributable to dispositions	(894)	(154)	—	—	—	(3,890)	—
Revenue attributable to Non-Core Properties	(2,276)	(2,230)	(1,931)	(1,874)	(1,773)	(4,927)	(3,647)
Same-Store revenue	$27,015	$27,747	$27,627	$28,119	$27,722	$54,065	$55,841

Triple-Net Leased Properties
GAAP Revenue	$9,964	$9,698	$9,644	$10,165	$9,746	$20,197	$19,911
Straight line rent	(562)	(487)	(430)	(422)	(403)	(1,124)	(825)
Other non-cash adjustments	199	200	200	200	169	424	369
Cash revenue from dispositions	—	(25)	—	—	(27)	—	(27)
Cash revenue attributable to noncontrolling interest (1)	(191)	(194)	(194)	(194)	(195)	(381)	(389)
Cash revenue (1)	9,410	9,192	9,220	9,749	9,290	19,116	19,039
Debt security investment	(1,163)	(1,165)	(1,167)	(1,158)	(1,171)	(2,644)	(2,329)
Revenue attributable to dispositions	(26)	—	—	—	—	(52)	—
Revenue attributable to Non-Core Properties	(157)	(157)	(157)	(159)	—	(313)	(159)
Other normalizing revenue adjustments	(261)	—	—	(354)	—	(522)	(354)
Same-Store revenue (1)	$7,803	$7,870	$7,896	$8,078	$8,119	$15,585	$16,197

Total Portfolio
GAAP Revenue	$542,503	$572,937	$604,080	$650,774	$674,250	$1,083,106	$1,325,024
Straight line rent	(821)	(730)	(793)	(780)	(503)	(1,556)	(1,283)
Other non-cash adjustments	(151)	(180)	(156)	(291)	(220)	(250)	(511)
Cash revenue from dispositions	(1,661)	(452)	(172)	—	(2,097)	(3,307)	(2,097)
Cash revenue attributable to noncontrolling interests (1)	(467)	(472)	(470)	(481)	(475)	(927)	(956)
Cash revenue (1)	539,403	571,103	602,489	649,222	670,955	1,077,066	1,320,177
Debt security investment	(1,163)	(1,165)	(1,167)	(1,158)	(1,171)	(2,644)	(2,329)
Revenue attributable to new acquisitions/dispositions/other	(108,513)	(125,347)	(152,303)	(194,108)	(217,189)	(218,511)	(411,297)
Revenue attributable to development conversion	(753)	(864)	(897)	(904)	(1,014)	(1,391)	(1,918)
Revenue attributable to Non-Core Properties	(9,413)	(9,622)	(9,300)	(9,194)	(5,946)	(19,012)	(15,140)
Other normalizing revenue adjustments	(261)	—	—	(354)	—	(522)	(354)
Same-Store revenue (1)	$419,300	$434,105	$438,822	$443,504	$445,635	$834,986	$889,139

(1)
All periods are based upon current quarter's ownership percentage.

American Healthcare REIT | Q2 2026 Supplemental | Page 21

Same-Store NOI Reconciliation

(in thousands)

	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	YTD 6/30/25	YTD 6/30/26
Integrated Senior Health Campuses
NOI	$60,934	$62,169	$63,930	$71,759	$78,159	$113,925	$149,918
Facility rental expense	7,278	7,030	6,849	6,761	6,752	14,777	13,513
Cash NOI from dispositions	(199)	—	—	—	(328)	(473)	(328)
Cash NOI	68,013	69,199	70,779	78,520	84,583	128,229	163,103
New acquisitions/dispositions/other	(5,589)	(6,538)	(5,852)	(9,933)	(12,727)	(5,926)	(22,660)
Non-Core Properties	(974)	(1,078)	(1,011)	(912)	(506)	(1,744)	(1,418)
Other normalizing adjustments	—	1,044	—	—	—	—	—
Same-Store NOI	$61,450	$62,627	$63,916	$67,675	$71,350	$120,559	$139,025

SHOP
NOI	$14,066	$15,359	$19,764	$25,837	$31,522	$25,828	$57,359
Cash NOI from dispositions	8	25	4	—	—	63	—
Cash NOI attributable to noncontrolling interests (1)	(64)	(58)	(57)	(57)	(55)	(126)	(112)
Cash NOI (1)	14,010	15,326	19,711	25,780	31,467	25,765	57,247
New acquisitions/dispositions	(1,044)	(1,921)	(6,089)	(11,408)	(15,329)	(850)	(26,737)
Development conversion	277	343	301	330	(19)	637	311
Non-Core Properties	(35)	(59)	16	(66)	(32)	(117)	(98)
Other normalizing adjustments	147	—	—	—	—	147	—
Same-Store NOI (1)	$13,355	$13,689	$13,939	$14,636	$16,087	$25,582	$30,723

Outpatient Medical
NOI	$19,062	$19,128	$18,717	$18,718	$18,492	$39,571	$37,210
Straight line rent	(259)	(243)	(363)	(358)	(100)	(432)	(458)
Other non-cash adjustments	(36)	(85)	(55)	(203)	(111)	(77)	(314)
Cash NOI from dispositions	(203)	(127)	23	10	-	(205)	10
Cash NOI	18,564	18,673	18,322	18,167	18,281	38,857	36,448
Dispositions	(261)	83	—	—	—	(1,846)	—
Non-Core Properties	(1,197)	(1,259)	(898)	(918)	(890)	(2,924)	(1,808)
Other normalizing adjustments	—	—	318	—	—	—	—
Same-Store NOI	$17,106	$17,497	$17,742	$17,249	$17,391	$34,087	$34,640

Triple-Net Leased Properties
NOI	$9,166	$9,159	$9,169	$9,189	$9,066	$18,441	$18,255
Straight line rent	(562)	(487)	(430)	(422)	(403)	(1,124)	(825)
Other non-cash adjustments	218	218	218	217	188	461	405
Cash NOI from dispositions	—	—	—	—	(27)	—	(27)
Cash NOI attributable to noncontrolling interest (1)	(191)	(193)	(193)	(193)	(195)	(380)	(388)
Cash NOI (1)	8,631	8,697	8,764	8,791	8,629	17,398	17,420
Debt security investment	(1,163)	(1,165)	(1,167)	(1,158)	(1,171)	(2,644)	(2,329)
Dispositions	(9)	—	—	—	—	3	—
Non-Core Properties	(152)	(157)	(157)	(159)	—	(307)	(159)
Same-Store NOI (1)	$7,307	$7,375	$7,440	$7,474	$7,458	$14,450	$14,932

Total Portfolio
NOI	$103,228	$105,815	$111,580	$125,503	$137,239	$197,765	$262,742
Straight line rent	(821)	(730)	(793)	(780)	(503)	(1,556)	(1,283)
Facility rental expense	7,278	7,030	6,849	6,761	6,752	14,777	13,513
Other non-cash adjustments	182	133	163	14	77	384	91
Cash NOI from dispositions	(394)	(102)	27	10	(355)	(615)	(345)
Cash NOI attributable to noncontrolling interests (1)	(255)	(251)	(250)	(250)	(250)	(506)	(500)
Cash NOI (1)	109,218	111,895	117,576	131,258	142,960	210,249	274,218
Debt security investment	(1,163)	(1,165)	(1,167)	(1,158)	(1,171)	(2,644)	(2,329)
New acquisitions/dispositions/other	(6,903)	(8,376)	(11,941)	(21,341)	(28,056)	(8,619)	(49,397)
Development conversion	277	343	301	330	(19)	637	311
Non-Core Properties	(2,358)	(2,553)	(2,050)	(2,055)	(1,428)	(5,092)	(3,483)
Other normalizing adjustments	147	1,044	318	—	—	147	—
Same-Store NOI (1)	$99,218	$101,188	$103,037	$107,034	$112,286	$194,678	$219,320

(1)
All periods are based upon current quarter's ownership percentage.

American Healthcare REIT | Q2 2026 Supplemental | Page 22

Defined Terms

•
Adjusted EBITDA: EBITDA excluding the impact of income or loss from unconsolidated entities, straight line rent and amortization of above/below market leases, non-cash impact of changes to equity instruments, transaction, transition and restructuring costs, gain or loss on sales of real estate investments, amortization of closing costs for debt security instrument, unrealized foreign currency gain or loss, change in fair value of derivative financial instruments, impairments of real estate investments, impairments of intangible assets and goodwill, and non-recurring one-time items.
•
Affiliated: An OM (as defined on the next page) that, as of a specified date, has 25.0% or more of its square footage occupied by at least one healthcare system.
•
AL: Assisted living units.
•
Annualized Adjusted EBITDA: Current period (shown as quarterly) Adjusted EBITDA multiplied by four.
•
ABR: Annualized Base Rent. ABR is calculated as contractual base rent for the last month of the applicable period multiplied by 12.
•
Cash NOI: NOI excluding the impact of, without duplication, (1) non-cash items such as straight-line rent and the amortization of lease intangibles, (2) third-party facility rent payments and (3) other items set forth in the Cash NOI reconciliation included herein. Both Cash NOI and Same-Store NOI include Pro-Rata ownership and other adjustments.
•
Cash NOI Margin: Calculated by dividing Cash NOI by cash revenue.
•
EBITDA: A non-GAAP financial measure that is defined as earnings before interest, taxes, depreciation and amortization.
•
EBITDAR: Earnings before interest, taxes, depreciation, amortization and facilities rent. We use unaudited, periodic financial information provided solely by tenants to calculate EBITDAR and have not independently verified the information.
•
EBITDAR Coverage: The ratio of EBITDAR to contractual rent for leases or interest and principal payments for loans. EBITDAR Coverage is a measure of a property’s ability to generate sufficient cash flows for the operator/borrower to pay rent and meet other obligations.
•
EBITDARM: Earnings before interest, taxes, depreciation, amortization, facilities rent and management fees. We use unaudited, periodic financial information provided solely by tenants to calculate EBITDARM and have not independently verified the information.
•
EBITDARM Coverage: The ratio of EBITDARM to contractual rent for leases or interest and principal payments for loans. EBITDARM Coverage is a measure of a property’s ability to generate sufficient cash flows for the operator or borrower to pay rent and meet other obligations, assuming that management fees are not paid.
•
ExPOR: Expense per occupied unit. ExPOR is calculated as total expense generated by occupied units divided by the number of occupied units.
•
GAAP Revenue: Revenue recognized in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”), which includes straight line rent and other non-cash adjustments.
•
GLA: Gross leasable area.
•
Hospitals: Hospital properties typically will include acute care, long-term acute care, specialty and rehabilitation hospitals and generally will be leased to single tenants or operators under triple-net lease structures.
•
IL: Independent living units.
•
Integrated Senior Health Campuses or ISHC: Integrated senior health campuses include a range of senior care, including independent living, assisted living, memory care, skilled nursing services and certain ancillary businesses. Integrated senior health campuses are operated utilizing a RIDEA Structure (as defined on the next page).
•
Maintenance Capex: AHR-invested capital expenditures, whether routine or non-routine (including second generation tenant incentives and leasing commissions), that are not expected to generate incremental income for the Company.
•
MC: Memory-care units.
•
NAREIT FFO or FFO: Funds from operations attributable to controlling interest; a non-GAAP financial measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT (the “White Paper”). The White Paper defines FFO as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of certain real estate assets, gains or losses upon consolidation of a previously held equity interest, and impairment write-downs of certain real estate assets and investments, plus depreciation and amortization related to real estate, after adjustments for unconsolidated partnerships and joint ventures. While impairment charges are excluded from the calculation of FFO as described above, investors are cautioned that impairments are based on estimated future undiscounted cash flows. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO.

American Healthcare REIT | Q2 2026 Supplemental | Page 23

Defined Terms, continued

•
NAV: Net asset value.
•
Net Debt: Total Debt, excluding operating lease liabilities, less cash and cash equivalents and restricted cash related to debt.
•
NOI: Net operating income; a non-GAAP financial measure that is defined as net income (loss), computed in accordance with GAAP, generated from properties before general and administrative expenses, transaction, transition and restructuring costs, depreciation and amortization, interest expense, gain or loss in fair value of derivative financial instruments, gain or loss on dispositions, impairments of real estate investments, impairments of intangible assets and goodwill, income or loss from unconsolidated entities, gain on re-measurement of previously held equity interest, foreign currency gain or loss, other income or expense and income tax benefit or expense.
•
Non-Core Properties: Assets that have been deemed not essential to generating future economic benefit or value to our day-to-day operations and/or are scheduled to be sold.
•
Normalized FFO or NFFO: FFO further adjusted for the following items included in the determination of GAAP net income (loss): transaction, transition and restructuring costs; amounts relating to changes in deferred rent and amortization of above and below-market leases (which are adjusted in order to reflect such payments from a GAAP accrual basis); the non-cash impact of changes to our equity instruments; non-cash or non-recurring income or expense; the noncash effect of income tax benefits or expenses; capitalized interest; impairments of intangible assets and goodwill; amortization of closing costs on debt investments; mark-to-market adjustments included in net income (loss); gains or losses included in net income (loss) from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan; and after adjustments for consolidated and unconsolidated partnerships and joint ventures, with such adjustments calculated to reflect Normalized FFO on the same basis.
•
Occupancy: With respect to OM, the percentage of total rentable square feet leased and occupied, including month-to-month leases, as of the date reported. With respect to all other property types, occupancy represents average quarterly operating occupancy based on the most recent quarter of available data. The Company uses unaudited, periodic financial information provided solely by tenants to calculate occupancy and has not independently verified the information.
•
OM: Outpatient Medical properties.
•
OP Unit: Units of limited partnership interest in the Operating Partnership, which are redeemable for cash or, at our election, shares of our common stock on a one-for-one basis, subject to certain adjustments.
•
Operating Partnership: American Healthcare REIT Holdings, LP, a Delaware limited partnership, through which we conduct substantially all of our business and of which Continental Merger Sub, LLC, a Delaware limited liability company and our wholly-owned subsidiary, is the sole general partner.
•
Pro-Rata: As of June 30, 2026, we owned and/or operated six other buildings through entities of which we owned between 90.0% and 90.6% of the ownership interests. Because we have a controlling interest in these entities, these entities and the properties these entities own are consolidated in our financial statements in accordance with GAAP. However, while such properties are presented in our financial statements on a consolidated basis, we are only entitled to our Pro-Rata share of the net cashflows generated by such properties. As a result, we have presented certain property information herein based on our Pro-Rata ownership interest in these entities and the properties these entities own, as of the applicable date, and not on a consolidated basis. In such instances, information is noted as being presented on a “Pro-Rata share” basis.
•
Quality Mix: Total number of Medicare, Managed Care, Medicare Advantage and private days or revenue divided by the total number of actual patient days or total revenue for all payor types within Skilled Nursing and Senior Housing beds in the ISHC segment.
•
Retention: The ratio of total renewed square feet and month-to-month leases retained to the total square feet expiring, excluding the square feet for tenant leases terminated and leases in assets expected to be sold for the trailing 12-months.
•
RevPOR: Revenue per occupied room. RevPOR is calculated as total revenue generated by occupied units divided by the number of occupied units.
•
RIDEA Structure: A structure permitted by the REIT Investment Diversification and Empowerment Act of 2007, pursuant to which we lease certain healthcare real estate properties to a wholly-owned taxable REIT subsidiary (TRS), which in turn contracts with an eligible independent contractor (EIK) to operate such properties for a fee. Under this structure, the EIK receives management fees, and the TRS receives revenue from the operation of the healthcare real estate properties and retains, as profit, any revenue remaining after payment of expenses (including intercompany rent paid to us and any taxes at the TRS level) necessary to operate the property. Through the RIDEA Structure, in addition to receiving rental revenue from the TRS, we retain any after-tax profit from the operation of the healthcare real estate properties and benefit from any improved operational performance while bearing the risk of any decline in operating performance at the properties.

American Healthcare REIT | Q2 2026 Supplemental | Page 24

Defined Terms, continued

•
Same-Store: Properties owned or consolidated the full year in both comparison years and that are not otherwise excluded. Properties are excluded from Same-Store if they are: (1) sold, classified as held for sale or properties whose operations were classified as discontinued operations in accordance with GAAP; (2) impacted by materially disruptive events, such as flood or fire for an extensive period of time; or (3) scheduled to undergo or currently undergoing major expansions/renovations or business model transitions or have transitioned business models after the start of the prior comparison period.
•
Same-Store NOI: Cash NOI for our Same-Store properties. Same-Store NOI is used to evaluate the operating performance of our properties using a consistent population which controls for changes in the composition of our portfolio. Both Cash NOI and Same-Store NOI include ownership and other adjustments.
•
Same-Store NOI Margin: Calculated by dividing Same-Store NOI by Same-Store revenue.
•
Senior Housing-Leased: Senior housing facilities cater to different segments of the elderly population based upon their personal needs and include assisted living, memory care and independent living. Residents of assisted living facilities typically require limited medical care and need assistance with eating, bathing, dressing and/or medication management, and those services can be provided by staff at the facility. Resident programs offered at such facilities may include transportation, social activities and exercise and fitness programs. Our Senior Housing-Leased properties are triple-net leased.
•
SHOP: Senior housing operating properties.
•
SNFs: Skilled nursing facilities.
•
Square Feet or Sq. Ft.: Net rentable square feet calculated utilizing building owners and managers association measurement standards.
•
Total Debt: The principal balances of the Company’s revolving credit facilities, term loan and secured indebtedness as reported in the Company’s consolidated financial statements.
•
Triple-Net Leased: A lease where the tenant is responsible for making rent payments, maintaining the leased property, and paying property taxes and other expenses.
•
WALT: Weighted average lease term.

American Healthcare REIT | Q2 2026 Supplemental | Page 25

https://www.americanhealthcarereit.com

18191 Von Karman Avenue, Suite 300

Irvine, California

American Healthcare REIT, Inc. (NYSE: AHR) is a real estate investment trust that acquires, owns and operates a diversified portfolio of clinical healthcare real estate, focusing primarily on senior housing communities, skilled nursing, and outpatient medical buildings across the United States, the United Kingdom and the Isle of Man.

American Healthcare REIT | Q2 2026 Supplemental | Page 26